                                                                   Exhibit 23.2


                             PANNELL  KERR  FORSTER

                                   Letterhead


                   Consent of Independent Public Accountants
                   -----------------------------------------


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1996, except for Paragraphs 1 and 4 of
Note 1, as to which the date is November 25, 1996, on our audit of the financial statements of Fountain Suites Hotel, which report is included in the Company's Registration Statement on Form S-1 dated December 6, 1996.


                                                   /s/ PANNELL KERR FORSTER


January 6, 1997